Earnings (Loss) per Share - Schedule of Computation of Basic and Diluted Income Attributable to Shareholders (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Numerator
Net (loss) income	$ (198,836)	$ 40,656	$ (120,858)
Less: net loss attributable to non-controlling interests	(139,156)	(50,249)	(107,367)
Net Income (Loss) Available to Common Stockholders, Diluted, Total	$ (59,680)	$ 90,905	$ (13,491)
Denominator
Basic weighted average number of common shares outstanding	71,860,702	71,860,702	71,830,233
Dilutive effect of stock options and preferred shares	0	0	19,863
Diluted weighted average number of common shares outstanding	71,860,702	71,860,702	71,850,096
Basic net income (loss) per share
Basic net (loss) income per share	$ (0.83)	$ 1.27	$ (0.19)
Diluted net income (loss) per share
Diluted net (loss) income per share	$ (0.83)	$ 1.27	$ (0.19)